NATIONWIDE VARIABLE INSURANCE TRUST
NVIT AllianzGI International Growth Fund
NVIT Allspring Discovery Fund (formerly, NVIT Wells Fargo Discovery Fund)
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT Mellon Dynamic U.S. Core Fund)
NVIT BNY Mellon Dynamic U.S. Equity Income Fund (formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)
NVIT BNY Mellon Sustainable U.S. Equity Fund (formerly, NVIT Newton Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Neuberger Berman Multi Cap Opportunities Fund
NVIT Real Estate Fund
Supplement dated July 13, 2022
to the Prospectus dated May 2, 2022
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT AllianzGI International Growth Fund (the “Fund”)

1.
At a special meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on July 13, 2022 (the “Meeting”), the Board approved the appointment of NS Partners Ltd (“NS Partners”) as the new subadviser to the NVIT AllianzGI International Growth Fund (the “Fund”), effective on or about July 18, 2022 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Allianz Global Investors U.S. LLC in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT NS Partners International Focused Growth Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The information under the heading “Principal Investment Strategies” on page 3 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to provide investors with long-term capital growth by creating a portfolio of non‑U.S. equity securities exhibiting long-term growth and quality characteristics. The Fund normally invests primarily in non‑U.S. securities, including issuers in emerging market countries, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. Emerging market countries typically are developing and low‑ or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may invest without limit in initial public offerings (“IPOs”) of issuers to seek to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States. Under normal market conditions, the Fund also typically holds a limited number of stocks.
The Fund’s subadviser combines bottom‑up fundamental stock selection with industry, sector and regional analyses. The subadviser’s investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. The subadviser therefore generally buys stocks of companies in countries that exhibit these traits and are generating high and improving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.
The Fund may achieve its exposure to non‑U.S. securities either directly, including through investments in securities listed outside the United States, or indirectly in U.S.-listed securities of non‑U.S. issuers, or through depositary receipts such as American Depositary Receipts (ADRs). Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.

d.	The information under the heading “Principal Risks” beginning on page 3 of the Prospectus is supplemented by adding the following:
Limited portfolio holdings risk - because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

e.	The information under the heading “Portfolio Management – Subadviser” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:
NS Partners Ltd (“NS Partners”)

f.	The table under the heading “Portfolio Management – Portfolio Managers” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Ian Beattie	Portfolio Manager	Since 2022
Tim Bray	Portfolio Manager	Since 2022
Julian Linton	Lead Portfolio Manager	Since 2022

g.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 77 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to provide investors with long-term capital growth by creating a portfolio of non‑U.S. equity securities exhibiting long-term growth and quality characteristics. The Fund normally invests primarily in non‑U.S. securities, including issuers in emerging market countries, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may invest without limit in initial public offerings (“IPOs”) of issuers to seek to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States. Under normal market conditions, the Fund also typically holds a limited number of stocks.
The Fund’s subadviser combines bottom‑up fundamental stock selection with industry, sector and regional analyses. The subadviser’s investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. The subadviser therefore generally buys stocks of companies in countries that exhibit these traits and are generating high and improving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.
Emphasis is placed on macro liquidity analysis for assessing the broad market environment and prospects for regional performance. The subadviser maintains a strategic bias to those companies, industries and countries that it believes to have superior long-term growth potential. The subadviser’ s overall objective is to maximize exposure to the best market opportunities while maintaining the Fund’s portfolio within acceptable risk tolerance levels and ensuring proper diversification of investment ideas.
The Fund may achieve its exposure to non‑U.S. securities either directly, including through investments in securities listed outside the United States or indirectly in U.S.-listed securities of non‑U.S. issuers, or through depositary receipts such as American Depositary Receipts (ADRs). Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
Although the Fund does not invest in derivative instruments as a principal strategy and generally does not hedge currency, the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

h.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 77 of the Prospectus is modified as follows:

i.	The following is added immediately following “Futures”:
Market capitalization – a common way of measuring the size if a company based on the price of its common stock times the number of outstanding shares.

ii.	The following is added immediately following “Options”:
Returns on invested capital – a calculation that is used to evaluate how efficiently a company uses its invested capital to generate profits.

iii.	The reference to “Secular Market” is deleted in its entirety.

i.	The information under the heading “How the Funds Invest – Principal Risks” on page 78 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, INITIAL PUBLIC OFFERING RISK, LIMITED PORTFOLIO HOLDINGS RISK, LIQUIDITY RISK, MARKET RISK, SELECTION RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 107.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

j.	The information under the heading “Fund Management – Subadvisers” beginning on page 118 of the Prospectus is amended to include the following:

NS PARTNERS LTD (“NS PARTNERS”), located at Southwest House, 11a Regent Street St. James’s, London, SW1Y 4LR, United Kingdom, is a subadviser to a portion of the NVIT Emerging Markets Fund. NS Partners was founded in 1988 and is a registered investment adviser.

k.	The information under the heading “Fund Management – Management Fees” on page 119 of the Prospectus is amended to include the following:
Beginning July 18, 2022, the NVIT NS Partners International Focused Growth Fund will begin paying NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the NVIT NS Partners International Focused Growth Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.

Fund	Assets	Management Fee
NVIT NS Partners International Focused Growth Fund	Assets up to $500 million	0.85%
	Assets of $500 million and more but less than $1 billion	0.82%
	Assets of $1 billion and more	0.80%

l.	The information under the heading “Fund Management – Portfolio Management” beginning on page 119 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT NS Partners International Focused Growth Fund
Ian Beattie, Tim Bray and Julian Linton are jointly and primarily responsible for the day‑to‑day management of the Fund.
Mr. Beattie is a portfolio manager and Co‑CIO of NS Partners. He has been with the firm since 1996.
Mr. Bray is a portfolio manager and Co‑CIO of NS Partners. He has been with the firm since 1985.
Mr. Linton is a lead portfolio manager of NS Partners. He has been with the firm since 2017.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about NS Partners.
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